Exhibit 10.2

INCREASE AGREEMENT

This Increase Agreement (this “Agreement”) is made as of October 7, 2021, by and among SMARTSTOP OP, L.P., a Delaware limited partnership (“Borrower”), the Lenders party hereto, and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders named therein have entered into that certain Credit Agreement dated as of March 17, 2021, as amended by that certain First Amendment to Credit Agreement and Omnibus Amendment to Loan Documents dated as of even date herewith, with respect to certain financial accommodations to be provided by the Administrative Agent and the Lenders to the Borrower (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms utilized herein which are defined in the Credit Agreement shall have the same meaning herein);

WHEREAS, the Borrower has requested that the aggregate amount of the Revolving Commitments evidenced by the Credit Agreement be increased to Four Hundred Fifty Million and 00/100 Dollars ($450,000,000.00) pursuant to an exercise of its accordion rights as provided in Section 2.08(d) of the Credit Agreement and;

WHEREAS, in connection with the increase of the aggregate Revolving Commitments evidenced by the Credit Agreement, (a) KeyBank, National Association is increasing the amount of its Revolving Commitment to Thirty-Eight Million One Hundred Twenty-Five Thousand and 00/100 Dollars ($38,125,000.00), (b) Bank of Montreal is increasing the amount of its Revolving Commitment to Thirty-Eight Million One Hundred Twenty-Five Thousand and 00/100 Dollars ($38,125,000.00), (c) CitiBank, N.A. is increasing the amount of its Revolving Commitment to Thirty-Eight Million One Hundred Twenty-Five Thousand and 00/100 Dollars ($38,125,000.00), (d) Wells Fargo Bank, National Association is increasing the amount of its Revolving Commitment to Thirty-Eight Million One Hundred Twenty-Five Thousand and 00/100 Dollars ($38,125,000.00), (e) Citizens Bank, N.A. is increasing the amount of its Revolving Commitment to Twenty-Seven Million and 00/100 Dollars ($27,000,000.00), (f) PNC Bank National Association is increasing the amount of its Revolving Commitment to Twenty-Seven Million and 00/100 Dollars ($27,000,000.00), (g) Truist Bank is increasing the amount of its Revolving Commitment to Twenty-Seven Million and 00/100 Dollars ($27,000,000.00), (h) Fifth Third Bank, National Association is increasing the amount of its Revolving Commitment to Twenty-Two Million Five Hundred Thousand and 00/100 Dollars ($22,500,000.00), (i) National Bank of Canada is increasing the amount of its Revolving Commitment to Twenty-One Million Five Hundred Thousand and 00/100 Dollars ($21,500,000.00), (j) Raymond James Bank is increasing the amount of its Revolving Commitment to Twenty Million and 00/100 Dollars ($20,000,000.00), (k) The Huntington National Bank is providing a Revolving Commitment in the amount of Forty-Two Million Five Hundred Thousand and 00/100 Dollars ($42,500,000.00) and has agreed to become a Lender pursuant to a certain Joinder Agreement executed simultaneously herewith, (l) People’s United Bank, N.A. is providing a Revolving Commitment in the amount of Thirty Million and 00/100 Dollars ($30,000,000.00) and has agreed to become a Lender pursuant to a certain Joinder Agreement executed simultaneously herewith, (m) U.S. Bank National Association is providing a Revolving Commitment in the amount of Thirty Million and 00/100 Dollars ($30,000,000.00) and has agreed to become a Lender pursuant to a certain Joinder Agreement executed simultaneously herewith, and (n) Regions Bank is providing a Revolving Commitment in the amount of Thirty Million and 00/100 Dollars ($30,000,000.00) and has agreed to become a Lender pursuant to a certain Joinder Agreement executed simultaneously herewith.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by and among the Borrower, the Administrative Agent and KeyBank, as follows:

1.Effective upon the date hereof, the aggregate of the Revolving Commitments of the Lenders under the Credit Agreement is hereby increased to Four Hundred Fifty Million and 00/100 Dollars ($450,000,000.00).

2.Schedule 2.01 of the Credit Agreement is hereby deleted in its entirety and shall be replaced by Schedule 2.01 annexed hereto.

Exhibit 10.2

3.The parties hereto acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement or in any other document executed in connection with this Agreement.

4.Borrower hereby ratifies, confirms and reaffirms all of the terms and conditions of the Loan Documents, and that the obligations of Borrower under the Loan Documents, as amended as provided for herein, are evidenced by the Loan Documents.

5.Borrower acknowledges, confirms and agrees that to Borrower’s actual knowledge, Borrower does not have any offsets, defenses, claims or counterclaims against Administrative Agent and/or the Lenders with respect to any of Borrower's liabilities and obligations to Administrative Agent and the Lenders under the Loan Documents.

6.The execution of this Agreement and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach, Default or Event of Default under the Loan Documents, whether or not known to Administrative Agent or the Lenders and whether or not existing on the date of this Agreement.

7.This Agreement, and all other documents, instruments and agreements relating thereto, as same may be amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as such may be limited by the application of bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

8.Borrower warrants and represents that Borrower has consulted with independent legal counsel of Borrower's selection in connection with this Agreement and is not relying on any representations or warranties of Administrative Agent and/or Lenders or its counsel in entering into this Agreement.

9.This Agreement shall constitute a Loan Document.

10.Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

11.This Agreement shall be binding upon Borrower, Administrative Agent, the Lenders and their respective successors and assigns and shall inure to the benefit of Borrower, Administrative Agent, the Lenders and their respective successors and assigns.

12.This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State (without regard to principles of conflict laws) and any applicable law of the United States of America.

13.This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging transmission (e.g. pdf by email) shall be effective as delivery of a manually executed counterpart of this Agreement.  Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Increase Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

SMARTSTOP OP, L.P.

a Delaware limited partnership

By:SmartStop Self Storage REIT, Inc.,

a Maryland corporation, its General Partner

By:/s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chairman and CEO

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[Signature Page to Increase Agreement]

KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent and as a Lender

By: /s/ Christopher T. Neil
     Name: Christopher T. Neil

     Title:   Senior Banker

[Signature Page to Increase Agreement]

BANK OF MONTREAL

By:/s/ Jonas L. Robinson

Name:Jonas L. Robinson

Title:Vice President

[Signature Page to Increase Agreement]

CITIBANK, N.A.,

as a Lender

By:/s/ Christopher Albano

Name:Christopher Albano

Title:Authorized Signatory

[Signature Page to Increase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Kevin Stacker

Name:Kevin Stacker

Title:Managing Director

[Signature Page to Increase Agreement]

CITIZENS BANK, N.A.,

as a Lender

By:/s/ Donald W. Woods

Name:Donald W. Woods

Title:Relationship Manager

[Signature Page to Increase Agreement]

PNC BANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ David C. Drouillard

Name:David C. Drouillard

Title:Senior Vice President

[Signature Page to Increase Agreement]

TRUIST BANK,

as a Lender

By:/s/ Ryan Almond

Name:Ryan Almond

Title:Director

[Signature Page to Increase Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Michael Glandt

Name:Michael Glandt

Title:Officer

[Signature Page to Increase Agreement]

RAYMOND JAMES BANK,

as a Lender

By:/s/ Robert Rhodin

Name:Robert Rhodin

Title:Vice President

[Signature Page to Increase Agreement]

NATIONAL BANK OF CANADA,
as a Lender

By:/s/ Patricia Croft

Name:Patricia Croft

Title:Director

By:/s/ David Torrey

Name:David Torrey

Title:Managing Director

[Signature Page to Increase Agreement]

The Huntington National Bank,
as a Lender

By:/s/ Rebecca Stirnkorb

Name:Rebecca Stirnkorb

Title:Assistant Vice President

[Signature Page to Increase Agreement]

PEOPLE’S UNITED Bank, N.A.,

as a Lender

By:/s/ David R. Jablonowski

Name:David R. Jablonowski

Title:Senior Vice President

[Signature Page to Increase Agreement]

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ Michael Diemer

Name:Michael Diemer

Title:Senior Vice President

[Signature Page to Increase Agreement]

regions bank,

as a Lender

By:/s/ Christopher D. Daniels

Name:Christopher D. Daniels

Title:Senior Vice President

[Signature Page to Increase Agreement]

GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and consent to the foregoing Increase Agreement and acknowledge and agree that they remain obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the Guaranty provided by the undersigned dated March 17, 2021, as amended, including, without limitation, repayment of the principal sum of Seven Hundred Million and 00/100 Dollars ($700,000,000.00) (subject to increase to an aggregate principal sum of up to One Billion Fifty Million and 00/100 Dollars ($1,050,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

SMARTSTOP SELF STORAGE REIT, INC.,

a Maryland corporation

By: /s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chairman and CEO

SSGT 3850 Airport RD, LLC,

SSGT 500 Laredo St, LLC,

SSGT 1500 E. Baseline Rd, LLC,

SSGT 3175 Sweeten Creek Rd, LLC,

SSGT 1600 Busse Rd, LLC,

SSGT 12321 Western Ave, LLC,

SSGT 197 Deaverview Rd, LLC,

SSGT 75 Highland Center Blvd, LLC,

SSGT 1027 N Washington Blvd, LLC,

SSGT 701 Wando Park Blvd, LLC,

SSGT 18804 Pines Blvd, LLC,

SSGT 9811 Progress Blvd, LLC,

SSGT 2380 Fenton St, LLC,

each a Delaware limited liability company

By:  SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chairman and CEO

[Signatures Continue on the Following Page]

Guarantor Confirmation

SSGT 2280 N Custer Rd, LLC,

SSGT 6888 N Hualapai Way, LLC,

SSGT 2841 E. Riggs Rd, LLC,

SST II 150 Airport Blvd, LLC,

SST II 120 Centrewest Ct, LLC,

SST II 5012 New Bern Ave, LLC,

SST II 1401 ENTERPRISE ST, LLC,

SST II 1900 Bellbrook Ave, LLC,

SST II 700 Russell Rd, LLC,

SST II 21 Kings Chapel Dr, LLC,

SST II 1325 Benden Way, LLC,

SST II 1840 Victoria St, LLC,

SST II 1880 Williamsburg Pike, LLC,

SST II 4950 Western Ave, LLC,

SST II 660 Garden HWY, LLC,

SST II 525 SW South Macedo Blvd, LLC,

SST II 1341 S State Rd 7, LLC,

SST II 10451 NW 33rd St, LLC,

SST II 7755 Preserve Ln, LLC,

SST II Rossville Blvd, LLC,

SST II 1597 Market St, LLC,

SST II 5200 Coliseum Way, LLC,

SST II 6950 S Gartrell Rd, LLC,

SSGT 4349 S Jones Blvd, LLC,

SSGT 4866 E Russell Rd, LLC,

SSGT 7211 Arlington Ave, LLC,

SSGT 7760 Lorraine Ave, LLC,

SSGT 1111 W Gladstone St, LLC,

SSGT 1302 Marquette Dr, LLC,

SSGT 1001 Tollgate Rd, LLC,

SSGT 8239 Broadway St, LLC,

SSGT 1671 Northpark Dr, LLC,
SSTI Centennial, LLC,

each a Delaware limited liability company

By:  SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chairman and CEO

[Signatures Continue on the Following Page]

Subsidiary Guarantor Confirmation

SSTI Granite Pickering, LLC,

SSTI Brewster Brampton, LLC,

SSTI Mavis Mississauga, LLC,

SSTI Dufferin Toronto LLC,

SST II 4491 Mainway, LLC,

SST II 480 South Service Rd, LLC,

SST II 2055 Cornwall Rd, LLC,

SST II 1207 Appleby Line, LLC,

SST II 530 Martin ST, LLC,

SSGT 69 Torbarrie Rd LLC,

SSGT 365 Fruitland Rd, LLC,

SST IV 275 Goodlette-Frank Rd, LLC,

SST IV 3101 Texas Ave S, LLC,

SST IV 3750 FM 1488, LLC,

SST IV 27236 US Hwy 290, LLC,

SST IV 20535 W Lake Houston Pkwy, LLC,

SST IV 7474 Gosling Rd LLC,

SST IV 856-882 Frelinghuysen Ave, LLC,

SST IV 8415 Queenston Blvd, LLC,

SST IV 23316 Redmond Fall City Rd NE, LLC,

SST IV 7307 University City Blvd, LLC,

SST IV 2307 Hydraulic Rd, LLC,

SST IV 23250 Westheimer Pkwy, LLC,

each a Delaware limited liability company

By:  SmartStop Self Storage REIT, Inc.,

a Maryland corporation, as Manager

By: /s/ H. Michael Schwartz

Name:H. Michael Schwartz

Title:Chairman and CEO

Subsidiary Guarantor Confirmation